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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                   FORM 8-K


                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                         Date of Report:  May 18, 1999






                                   VIAD CORP
              (Exact name of registrant as specified in its charter)




      DELAWARE                      001-11015        36-1169950
(State or other jurisdiction of    (Commission     (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)


1850 N. CENTRAL AVE., PHOENIX, ARIZONA		  85077
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (602) 207-4000


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Item 5.	Other Events.

In a press release dated May 18, 1999, Viad Corp ("Viad"), announced the sale of its airline catering business, Dobbs
International Services, Inc. The transaction is expected to close in the third quarter of 1999 and is subject to obtaining regulatory approval.

A copy of the press release issued by Viad is attached as
Exhibit 99 to this report.


Item 7.	Financial Statements and Exhibits.

       (c)  Exhibits.

            (99)   Press Release


                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VIAD CORP
                                              By: /s/ Jack A. Modzelewski
                                              ---------------------------
                                              Jack A. Modzelewski
                                              Chief Financial Officer

DATE:	May 18, 1999